Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2017 RESULTS

Comparable RevPAR for all Hotels Increased 3.4%

Comparable RevPAR for all Hotels Not Under Renovation Increased 4.5%

Comparable Hotel EBITDA Margin for all Hotels Not Under Renovation Increased 91 bps

Comparable Hotel EBITDA Flow-Through for all Hotels Not Under Renovation was 61%

DALLAS, May 4, 2017 — Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2017. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of March 31, 2017 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the first quarter ended March 31, 2017, with the first quarter ended March 31, 2016 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•                  Opportunistic focus on upper-upscale, full-service hotels

•                  Targets moderate debt levels of approximately 55 -  60% net debt/gross assets

•                  Highly-aligned management team and advisory structure

•                  One of the highest long-term total shareholder returns in the industry

•                  Attractive dividend yield of approximately 7.5%

•                  Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

•                  working capital needs at property and corporate levels

•                  hedging against a downturn in the economy or hotel fundamentals

•                  being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•                  Net loss attributable to common stockholders was $33.2 million or $0.35 per diluted share for the quarter

•                  Comparable RevPAR for all hotels increased 3.4% during the quarter

•                  Comparable RevPAR for all hotels not under renovation increased 4.5% during the quarter

•                  Comparable Hotel EBITDA Margin for all hotels not under renovation increased 91 basis points for the quarter

•                  Comparable Hotel EBITDA flow-through for all hotels not under renovation was 61% for the quarter

•                  Adjusted EBITDA was $100.8 million for the quarter

•                  Adjusted funds from operations (AFFO) was $0.32 per diluted share for the quarter

•                  The Company’s common stock is currently trading at an approximate 7.5% dividend yield

•                  Appointed Douglas A. Kessler as President and Chief Executive Officer

•                  Capex invested in the quarter was $57 million

AHT Reports First Quarter Results

May 4, 2017

UPDATE ON PUBLIC OFFER TO ACQUIRE FELCOR LODGING TRUST

On May 3, 2017, the Company announced that it is no longer seeking to merge with FelCor Lodging Trust Inc. (NYSE: FCH) (“FelCor”).  In addition, the Company commented that it has withdrawn its preliminary proxy and proposed slate consisting of seven independent directors for election to FelCor’s Board of Directors.

APPOINTMENT OF DOUGLAS A. KESSLER AS PRESIDENT AND CHIEF EXECUTIVE OFFICER

On February 21, 2017, the Company announced that its Board of Directors had appointed Douglas A. Kessler as President and Chief Executive Officer of the Company. Monty J. Bennett, the Company’s previous Chief Executive Officer, remains Chairman of the Board of Ashford Trust.  In order to provide greater focus to the Company, on April 27, 2017, Mr. Kessler resigned from the Board of Directors of Ashford Hospitality Prime (NYSE: AHP) (“Ashford Prime”) and no longer is President of Ashford Prime.

CAPITAL STRUCTURE

At March 31, 2017, the Company had total assets of $4.8 billion.  As of March 31, 2017, the Company had $3.7 billion of mortgage debt. The Company’s total combined debt had a blended average interest rate of 5.6%.

PORTFOLIO REVPAR

As of March 31, 2017, the portfolio consisted of 121 properties.  During the first quarter of 2017, 107 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 121 hotels) and comparable not under renovation basis (107 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio.  Details of each category are provided in the tables attached to this release.

•                  Comparable RevPAR increased 3.4% to $119.23 for all hotels on a 2.4% increase in ADR and a 1.0% increase in occupancy

•                  Comparable RevPAR increased 4.5% to $120.96 for hotels not under renovation on a 2.3% increase in ADR and a 2.1% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the 121 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On March 14, 2017, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the first quarter ending March 31, 2017, payable on April 17, 2017, to shareholders of record as of March 31, 2017.

“While we are disappointed that a transaction with FelCor did not materialize, we hope our shareholders appreciate the financial and strategic discipline that we showed during this process,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “We are solely focused on creating value for our shareholders and are not interested in pursuing transactions simply for the sake of growth.  Operationally,

AHT Reports First Quarter Results

May 4, 2017

we delivered strong performance during the first quarter — which continues to highlight the quality and diversity of our portfolio and our exceptional asset management capabilities. Looking ahead, we remain highly aligned with our shareholders and believe we are well positioned to capitalize on future opportunities.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, May 5, 2017, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2272. A replay of the conference call will be available through Friday, May 12, 2017, by dialing (719) 457-0820 and entering the confirmation number, 7816805.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2017 earnings release conference call.  The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Friday, May 5, 2017, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Forward Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward looking statements in this press release include, among others, statements about the Company’s strategy and future plans.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and

AHT Reports First Quarter Results

May 4, 2017

Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	March 31,	December 31,
	2017	2016
ASSETS
Investments in hotel properties, net	$4,152,741	$4,160,563
Cash and cash equivalents	306,670	347,091
Restricted cash	165,262	144,014
Marketable securities	50,382	53,185
Accounts receivable, net of allowance of $586 and $690, respectively	59,740	44,629
Inventories	4,494	4,530
Investment in securities investment fund	—	50,890
Investment in Ashford Inc.	5,165	5,873
Investment in OpenKey	2,559	2,016
Deferred costs, net	2,834	2,846
Prepaid expenses	24,668	17,578
Derivative assets	1,884	3,614
Other assets	13,627	11,718
Intangible asset, net	10,032	10,061
Due from Ashford Prime OP, net	6	—
Due from related party, net	1,392	—
Due from AQUA U.S. Fund	2,579	—
Due from third-party hotel managers	18,583	13,348
Assets held for sale	—	19,588

Total assets	$4,822,618	$4,891,544

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$3,720,040	$3,723,559
Accounts payable and accrued expenses	152,695	126,986
Dividends payable	25,786	24,765
Unfavorable management contract liabilities	1,035	1,380
Due to Ashford Inc., net	15,750	15,716
Due to Ashford Prime OP, net	—	488
Due to related party, net	—	1,001
Due to third-party hotel managers	2,667	2,714
Intangible liabilities, net	16,106	16,195
Derivative liabilities, net	198	—
Other liabilities	17,439	16,548
Liabilities associated with assets held for sale	—	37,047

Total liabilities	3,951,716	3,966,399

Redeemable noncontrolling interests in operating partnership	111,320	132,768
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized - Series A Cumulative Preferred Stock 1,657,206 shares issued and outstanding at March 31, 2017 and December 31, 2016	17	17
Series D Cumulative Preferred Stock 9,468,706 shares issued and outstanding at March 31, 2017 and December 31, 2016	95	95
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at March 31, 2017 and December 31, 2016	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at March 31, 2017 and December 31, 2016	62	62
Common stock, $0.01 par value, 200,000,000 shares authorized, 97,019,295 and 96,376,827 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	970	964
Additional paid-in capital	1,763,675	1,764,450
Accumulated deficit	(1,006,010)	(974,015)
Total shareholders’ equity of the Company	758,857	791,621
Noncontrolling interests in consolidated entities	725	756

Total equity	759,582	792,377

Total liabilities and equity	$4,822,618	$4,891,544

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2017	2016
REVENUE
Rooms	$276,705	$290,615
Food and beverage	62,850	63,055
Other	13,766	13,709
Total hotel revenue	353,321	367,379
Other	388	393
Total revenue	353,709	367,772

EXPENSES
Hotel operating expenses
Rooms	59,873	63,102
Food and beverage	42,170	43,101
Other expenses	108,040	113,137
Management fees	12,826	13,695
Total hotel operating expenses	222,909	233,035

Property taxes, insurance and other	18,333	18,612
Depreciation and amortization	64,698	62,162
Impairment charges	—	(111)
Transaction costs	3	95
Advisory services fee:
Base advisory fee	8,716	8,540
Reimbursable expenses	1,522	1,463
Non-cash stock/unit-based compensation	403	900

Corporate, general and administrative:
Other general and administrative	5,170	1,673

Total operating expenses	321,754	326,369

OPERATING INCOME (LOSS)	31,955	41,403

Equity in earnings (loss) of unconsolidated entities	(763)	(3,585)
Interest income	208	63
Gain (loss) on sale of hotel properties	(83)	(114)
Other income (expense), net	(3,120)	(252)
Interest expense, net of premium amortization	(49,959)	(49,765)
Amortization of loan costs	(5,346)	(6,178)
Write-off of loan costs and exit fees	(54)	—
Unrealized gain (loss) on marketable securities	(3,346)	—
Unrealized gain (loss) on derivatives	1,418	6,918

INCOME (LOSS) BEFORE INCOME TAXES	(29,090)	(11,510)
Income tax benefit (expense)	846	(629)
NET INCOME (LOSS)	(28,244)	(12,139)
(Income) loss from consolidated entities attributable to noncontrolling interest	31	38
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,924	2,112
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(22,289)	(9,989)
Preferred dividends	(10,956)	(8,490)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(33,245)	$(18,479)

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.35)	$(0.20)

Weighted average common shares outstanding — basic	94,840	94,136

Diluted:
Net income (loss) attributable to common stockholders	$(0.35)	$(0.20)

Weighted average common shares outstanding — diluted	94,840	94,136

Dividends declared per common share:	$0.12	$0.12

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

 (in thousands)

 (unaudited)

	Three Months Ended
	March 31,
	2017	2016

Net income (loss)	$(28,244)	$(12,139)
(Income) loss from consolidated entities attributable to noncontrolling interest	31	38
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,924	2,112
Net income (loss) attributable to the Company	(22,289)	(9,989)

Interest income	(208)	(63)
Interest expense and amortization of premiums and loan costs, net	55,276	55,913
Depreciation and amortization	64,635	62,101
Income tax expense (benefit)	(848)	629
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(5,924)	(2,112)
Equity in (earnings) loss of unconsolidated entities	815	519
Company’s portion of EBITDA of Ashford Inc.	(384)	115
Company’s portion of EBITDA of OpenKey	(124)	—

EBITDA available to the Company and OP unitholders	90,949	107,113

Amortization of unfavorable contract liabilities	(384)	(494)
Impairment charges	—	(111)
(Gain) loss on sale of hotel properties	83	114
Write-off of loan costs and exit fees	54	—
Other (income) expense, net	3,120	252
Transaction, acquisition and management conversion costs	2,676	218
Legal judgment and related legal costs	108	24
Unrealized (gain) loss on marketable securities	3,346	—
Unrealized (gain) loss on derivatives	(1,418)	(6,918)
Dead deal costs	4	(3)
Non-cash stock/unit-based compensation	428	984
Company’s portion of (gain) loss of investment in securities investment fund	(52)	3,066
Company’s portion of adjustments to EBITDA of Ashford Inc.	1,883	748
Company’s portion of adjustments to EBITDA of OpenKey	1	—

Adjusted EBITDA available to the Company and OP unitholders	$100,798	$104,993

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

 (in thousands, except per share amounts)

 (unaudited)

	Three Months Ended
	March 31,
	2017	2016

Net income (loss)	$(28,244)	$(12,139)
(Income) loss from consolidated entities attributable to noncontrolling interest	31	38
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,924	2,112
Preferred dividends	(10,956)	(8,490)
Net income (loss) attributable to common stockholders	(33,245)	(18,479)

Depreciation and amortization on real estate	64,635	62,101
(Gain) loss on sale of hotel properties	83	114
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(5,924)	(2,112)
Equity in (earnings) loss of unconsolidated entities	815	519
Company’s portion of FFO of Ashford Inc.	(709)	(155)
Company’s portion of FFO of OpenKey	(125)	—

FFO available to common stockholders and OP unitholders	25,530	41,988

Write-off of loan costs and exit fees	54	—
Other impairment charges	—	(111)
Other (income) expense, net	3,120	252
Transaction, acquisition and management conversion costs	2,676	218
Legal judgment and related legal costs	108	24
Unrealized (gain) loss on marketable securities	3,346	—
Unrealized (gain) loss on derivatives	(1,418)	(6,918)
Dead deal costs	4	(3)
Non-cash stock/unit-based compensation	428	984
Company’s portion of (gain) loss of investment in securities investment fund	(52)	3,066
Company’s portion of adjustments to FFO of Ashford Inc.	1,883	748
Company’s portion of adjustments to FFO of OpenKey	1	—

Adjusted FFO available to common stockholders and OP unitholders	$35,680	$40,248

Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.32	$0.36

Weighted average diluted shares	112,562	113,306

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

March 31, 2017

(dollars in thousands)

(unaudited)

							Comparable	Comparable
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA (11)	Debt Yield

Cantor Commercial Real Estate Memphis - 1 hotel	April 2017	LIBOR + 4.95%	$—	$33,300	(1)	$33,300	$3,366	10.1%
Column Financial - 23 hotels	April 2017	LIBOR + 4.39%	—	1,050,374	(2)(3)	1,050,374	115,456	11.0%
JPM Lakeway - 1 hotel	May 2017	LIBOR + 5.10%	—	25,100	(4)	25,100	3,269	13.0%
BAML Le Pavillon - 1 hotel	June 2017	LIBOR + 5.10%	—	43,750	(4)	43,750	2,406	5.5%
US Bank Indigo Atlanta - 1 hotel	June 2017	5.98%	15,654	—		15,654	2,316	14.8%
Morgan Stanley - 8 hotels	July 2017	LIBOR + 4.09%	—	144,000	(4)	144,000	11,948	8.3%
Morgan Stanley Ann Arbor - 1 hotel	July 2017	LIBOR + 4.15%	—	35,200	(4)	35,200	3,726	10.6%
BAML W Atlanta - 1 hotel	July 2017	LIBOR + 5.10%	—	40,500	(4)	40,500	5,230	12.9%
Morgan Stanley Pool A - 6 hotels	August 2017	LIBOR + 4.35%	—	280,421	(5)(6)	280,421	36,180	12.9%
Morgan Stanley Pool B - 4 hotels	August 2017	LIBOR + 4.38%	—	52,530	(5)	52,530	7,189	13.7%
BAML Pool - 17 hotels	December 2017	LIBOR + 5.52%	—	412,500	(7)	412,500	50,364	12.2%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	95,677	—		95,677	14,622	15.3%
Morgan Stanley Princeton/Nashville - 2 hotels	January 2018	4.44%	104,511	—		104,511	30,737	29.4%
BAML Pool 1 & 2 - 8 hotels	January 2018	LIBOR + 4.95%	—	376,800	(8)	376,800	46,268	12.3%
Morgan Stanley MIP - 5 hotels	February 2018	LIBOR + 4.75%	—	200,000	(9)	200,000	23,097	11.5%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(10)	12,000	1,520	12.7%
JPMorgan Chase - 18 hotels	October 2018	LIBOR + 4.55%	—	450,000	(7)	450,000	63,439	14.1%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,411	—		5,411	1,055	19.5%
GACC Gateway - 1 hotel	November 2020	6.26%	96,446	—		96,446	14,844	15.4%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	54,455	—		54,455	6,917	12.7%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,336	—		10,336	1,768	17.1%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,082	—		7,082	1,404	19.8%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,613	—		6,613	970	14.7%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	66,915	—		66,915	7,867	11.8%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,380	—		12,380	2,262	18.3%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,742	—		24,742	3,676	14.9%
BAML Pool 3 - 3 hotels	February 2025	4.45%	52,982	—		52,982	8,553	16.1%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,484	—		20,484	2,939	14.3%
Unencumbered hotels			—	—		—	2,121	N/A
			$573,688	$3,156,475		$3,730,163	$475,509	12.7%

Percentage			15.4%	84.6%		100.0%

Weighted average interest rate			5.03%	5.65%		5.55%

All indebtedness is non-recourse.

(1)        This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.

(2)        This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.

(3)        This mortgage loan had a $20.2 million pay down of principal related to the sale of the Renaissance Portsmouth on February 1, 2017.

(4)        This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(5)        This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in August 2016.

(6)        This mortgage loan had a $20.6 million pay down of principal related to the sale of the Embassy Suites Syracuse on March 6, 2017.

(7)        This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(8)        This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in January 2017.

(9)        This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions and a LIBOR floor of 0.20%.  The second one-year extension period began in February 2017.

(10)   This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(11)   See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

March 31, 2017

(in thousands)

(unaudited)

	2017	2018	2019	2020	2021	Thereafter	Total

US Bank Indigo Atlanta - 1 hotel	$15,583	$—	$—	$—	$—	$—	$15,583
Morgan Stanley Boston Back Bay - 1 hotel	—	94,226	—	—	—	—	94,226
Morgan Stanley Princeton/Nashville - 2 hotels	—	103,106	—	—	—	—	103,106
Omni American Bank Ashton - 1 hotel	—	—	5,168	—	—	—	5,168
Morgan Stanley MIP - 5 hotels	—	—	200,000	—	—	—	200,000
Morgan Stanley Pool A - 6 hotels	—	—	280,421	—	—	—	280,421
Morgan Stanley Pool B - 4 hotels	—	—	52,530	—	—	—	52,530
GACC Gateway - 1 hotel	—	—	—	89,886	—	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—	—	376,800	—	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	—	33,300	—	—	33,300
JPM Lakeway - 1 hotel	—	—	—	25,100	—	—	25,100
BAML Le Pavillon - 1 hotel	—	—	—	43,750	—	—	43,750
Morgan Stanley - 8 hotels	—	—	—	144,000	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	—	35,200	—	—	35,200
BAML W Atlanta - 1 hotel	—	—	—	40,500	—	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	—	12,000	—	—	12,000
Column Financial - 23 hotels	—	—	—	—	1,050,374	—	1,050,374
BAML Pool - 17 hotels	—	—	—	—	412,500	—	412,500
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,160	44,160
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	47,711	47,711
JPMorgan Chase - 18 hotels	—	—	—	—	—	450,000	450,000

Principal due in future periods	$15,583	$197,332	$538,119	$800,536	$1,462,874	$670,731	$3,685,175

Scheduled amortization payments remaining	7,054	6,136	6,442	6,331	4,953	14,072	44,988

Total indebtedness	$22,637	$203,468	$544,561	$806,867	$1,467,827	$684,803	$3,730,163

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

	Three Months Ended
	March 31,
	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance

ALL HOTELS:
Rooms revenue (in thousands)	$275,387	$(1,218)	$274,169	$289,094	$(21,042)	$268,052	(4.74)%	2.28%
RevPAR	$118.65	$(56.72)	$119.23	$113.55	$(95.28)	$115.29	4.49%	3.42%
Occupancy	74.56%	(53.22)%	74.75%	74.38%	(78.47)%	73.99%	0.24%	1.03%
ADR	$159.15	$(106.57)	$159.50	$152.67	$(121.41)	$155.82	4.24%	2.36%

NOTES:

(1)          The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)         The above information does not reflect the operations of Orlando WorldQuest Resort.

	Three Months Ended
	March 31,
	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
ALL HOTELS
NOT UNDER RENOVATION:
Rooms revenue (in thousands)	$242,272	$(1,218)	$241,054	$254,392	$(21,042)	$233,350	(4.76)%	3.30%
RevPAR	$120.27	$(56.72)	$120.96	$113.77	$(95.28)	$115.80	5.71%	4.46%
Occupancy	75.75%	(53.22)%	75.99%	74.85%	(78.47)%	74.46%	1.20%	2.05%
ADR	$158.77	$(106.57)	$159.17	$152.00	$(121.41)	$155.53	4.45%	2.34%

NOTES:

(1)         The above comparable information assumes the 107 hotel properties owned and included in the Company’s operations at March 31, 2017, and not under renovation during the three months ended March 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)         Excluded Hotels Under Renovation:

Courtyard Columbus Tipton Lakes, Hampton Inn Pittsburgh Meadow Lands, Residence Inn Lake Buena Vista, Courtyard Basking Ridge, Hampton Inn Parsippany, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Suites Market Center, Residence Inn Stillwater, Hilton Boston Back Bay, Marriott Crystal Gateway, Marriott Omaha, Hilton Garden Inn Wisconsin Dells

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2017	2016	% Variance

ALL HOTELS:
Total hotel revenue	$351,598	$365,517	(3.81)%
Non-comparable adjustments	(1,592)	(23,630)
Comparable total hotel revenue	$350,006	$341,887	2.37%

Hotel EBITDA	$113,473	$117,096	(3.09)%
Non-comparable adjustments	91	(8,066)
Comparable Hotel EBITDA	$113,564	$109,030	4.16%
Hotel EBITDA Margin	32.27%	32.04%	0.23%
Comparable Hotel EBITDA Margin	32.45%	31.89%	0.56%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$63	$56	12.50%
Hotel EBITDA attributable to the Company and OP unitholders	$113,410	$117,040	(3.10)%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$113,501	$108,974	4.15%

NOTES:

(1)         The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

	Three Months Ended
	March 31,
	2017	2016	% Variance

ALL HOTELS
NOT UNDER RENOVATION:
Total hotel revenue	$308,023	$320,208	(3.81)%
Non-comparable adjustments	(1,592)	(23,630)
Comparable total hotel revenue	$306,431	$296,578	3.32%

Hotel EBITDA	$101,408	$103,592	(2.11)%
Non-comparable adjustments	91	(8,066)
Comparable Hotel EBITDA	$101,499	$95,526	6.25%
Hotel EBITDA Margin	32.92%	32.35%	0.57%
Comparable Hotel EBITDA Margin	33.12%	32.21%	0.91%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$63	$56	12.50%
Hotel EBITDA attributable to the Company and OP unitholders	$101,345	$103,536	(2.12)%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$101,436	$95,470	6.25%

NOTES:

(1)         The above comparable information assumes the 107 hotel properties owned and included in the Company’s operations at March 31, 2017, and not under renovation during the three months ended March 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)         Excluded Hotels Under Renovation:

Courtyard Columbus Tipton Lakes, Hampton Inn Pittsburgh Meadow Lands, Residence Inn Lake Buena Vista, Courtyard Basking Ridge, Hampton Inn Parsippany, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Suites Market Center, Residence Inn Stillwater, Hilton Boston Back Bay, Marriott Crystal Gateway, Marriott Omaha, Hilton Garden Inn Wisconsin Dells

(4)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING SEASONALITY TABLE REFLECTS THE 121 HOTEL PROPERTIES INCLUDED IN THE COMPANY’S OPERATIONS AT MARCH 31, 2017:

	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable
	2017	2017	2017	2016	2016	2016	2016	2016	2016	2016	2016	2016
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter

Total Hotel Revenue	$351,598	$(1,592)	$350,006	$339,937	$(4,559)	$335,378	$369,943	$(9,014)	$360,929	$408,510	$(18,456)	$390,054
Hotel EBITDA	$113,473	$91	$113,564	$103,480	$(887)	$102,593	$121,975	$(2,423)	$119,552	$145,303	$(5,503)	$139,800
Hotel EBITDA Margin	32.27%		32.45%	30.44%		30.59%	32.97%		33.12%	35.57%		35.84%

EBITDA % of Total TTM	23.4%		23.9%	21.4%		21.6%	25.2%		25.1%	30.0%		29.4%

JV Interests in EBITDA	$63	$—	$63	$79	$—	$79	$114	$—	$114	$100	$—	$100

	Actual	Non- comparable adjustments	Comparable
	2017	2017	2017
	TTM	TTM	TTM

Total Hotel Revenue	$1,469,988	$(33,621)	$1,436,367
Hotel EBITDA	$484,231	$(8,722)	$475,509
Hotel EBITDA Margin	32.94%		33.10%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$356	$—	$356

NOTES:

(1)          The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)          The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)          See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL REVPAR BY MARKET

(unaudited)

			Three Months Ended March 31,
	Number of	Number of	Actual	Non-comparable adjustments	Comparable	Actual	Non-comparable adjustments	Comparable	Actual	Comparable
Region	Hotels	Rooms	2017	2017	2017	2016	2016	2016	% Variance	% Variance

Atlanta, GA Area	10	1,920	$122.01	$—	$122.01	$116.50	$(98.23)	$117.93	4.7%	3.5%
Boston, MA Area	3	915	107.68	—	107.68	109.78	—	109.78	(1.9)%	(1.9)%
Dallas / Ft. Worth Area	7	1,518	114.83	—	114.83	115.98	—	115.98	(1.0)%	(1.0)%
Houston, TX Area	3	692	114.43	—	114.43	107.46	—	107.46	6.5%	6.5%
Los Angeles, CA Metro Area	6	1,619	139.88	—	139.88	137.58	(138.60)	137.40	1.7%	1.8%
Miami, FL Metro Area	3	587	177.35	—	177.35	185.00	—	185.00	(4.1)%	(4.1)%
Minneapolis - St. Paul, MN-WI Area	4	809	108.20	—	108.20	105.39	—	105.39	2.7%	2.7%
Nashville, TN Area	1	673	194.77	—	194.77	172.99	—	172.99	12.6%	12.6%
New York / New Jersey Metro Area	6	1,741	99.92	—	99.92	93.12	(75.14)	94.63	7.3%	5.6%
Orlando, FL Area	3	734	126.73	—	126.73	112.41	(102.31)	127.53	12.7%	(0.6)%
Philadelphia, PA Area	3	648	80.30	—	80.30	83.28	—	83.28	(3.6)%	(3.6)%
San Diego, CA Area	2	410	112.69	—	112.69	110.91	—	110.91	1.6%	1.6%
San Francisco - Oakland, CA Metro Area	6	1,368	148.55	—	148.55	146.37	—	146.37	1.5%	1.5%
Tampa, FL Area	3	680	152.23	—	152.23	140.09	—	140.09	8.7%	8.7%
Washington DC - MD - VA Area	9	2,308	132.59	—	132.59	111.01	(48.30)	115.42	19.4%	14.9%
Other Areas	52	8,931	103.26	(56.72)	104.51	101.11	(78.59)	102.59	2.1%	1.9%
Total Portfolio	121	25,553	$118.65	$(56.72)	$119.23	$113.55	$(95.28)	$115.29	4.5%	3.4%

NOTES:

(1)         The above comparable information assumes the 121 hotel properties owned and included in the Company's operations at March 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)         The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

HOTEL EBITDA BY MARKET

(unaudited)

			Three Months Ended March 31,
	Number of	Number of	Actual	Non-comparable adjustments	Comparable		Actual	Non-comparable adjustments	Comparable		Actual	Comparable
Region	Hotels	Rooms	2017	2017	2017	% of Total	2016	2016	2016	% of Total	% Variance	% Variance

Atlanta, GA Area	10	1,920	$8,240	$—	$8,240	7.3%	$8,151	$(513)	$7,638	7.0%	1.1%	7.9%
Boston, MA Area	3	915	2,346	—	2,346	2.1%	2,391	—	2,391	2.2%	(1.9)%	(1.9)%
Dallas / Ft. Worth Area	7	1,518	7,008	—	7,008	6.2%	7,445	—	7,445	6.8%	(5.9)%	(5.9)%
Houston, TX Area	3	692	3,428	—	3,428	3.0%	3,288	—	3,288	3.0%	4.3%	4.3%
Los Angeles, CA Metro Area	6	1,619	9,888	(14)	9,874	8.7%	11,356	(1,793)	9,563	8.8%	(12.9)%	3.3%
Miami, FL Metro Area	3	587	4,776	—	4,776	4.2%	5,260	—	5,260	4.8%	(9.2)%	(9.2)%
Minneapolis - St. Paul, MN-WI Area	4	809	2,297	—	2,297	2.0%	2,368		2,368	2.2%	(3.0)%	(3.0)%
Nashville, TN Area	1	673	6,696	—	6,696	5.9%	5,488	—	5,488	5.0%	22.0%	22.0%
New York / New Jersey Metro Area	6	1,741	5,761	1	5,762	5.1%	5,551	(318)	5,233	4.8%	3.8%	10.1%
Orlando, FL Area	3	734	3,559	—	3,559	3.1%	7,853	(4,323)	3,530	3.2%	(54.7)%	0.8%
Philadelphia, PA Area	3	648	974	—	974	0.9%	1,103	—	1,103	1.0%	(11.7)%	(11.7)%
San Diego, CA Area	2	410	1,520	—	1,520	1.3%	1,659	—	1,659	1.5%	(8.4)%	(8.4)%
San Francisco - Oakland, CA Metro Area	6	1,368	8,043	—	8,043	7.1%	8,059	—	8,059	7.4%	(0.2)%	(0.2)%
Tampa, FL Area	3	680	5,101	—	5,101	4.5%	4,555	—	4,555	4.2%	12.0%	12.0%
Washington DC - MD - VA Area	9	2,308	10,561	(1)	10,560	9.3%	8,646	(15)	8,631	7.9%	22.1%	22.3%
Other Areas	52	8,931	33,275	105	33,380	29.3%	33,923	(1,104)	32,819	30.2%	(1.9)%	1.7%
Total Portfolio	121	25,553	$113,473	$91	$113,564	100.0%	$117,096	$(8,066)	$109,030	100.0%	(3.1)%	4.2%

NOTES:

(1)         The above comparable information assumes the 121 hotel properties owned and included in the Company's operations at March 31, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)         The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)         See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

March 31, 2017

(in thousands except share price)

(unaudited)

March 31,
2017
End of quarter common shares outstanding	97,019
Partnership units outstanding (common share equivalents)*	20,113
Combined common shares and partnership units outstanding	117,132
Common stock price at quarter end	$6.37
Market capitalization at quarter end	$746,133
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series F preferred stock	$120,000
Series G preferred stock	$155,000
Debt on balance sheet date	$3,730,163
Joint venture partner’s share of consolidated debt	$(2,054)
Net working capital (see below)	$(467,502)
Total enterprise value (TEV)	$4,559,888

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$59.00
Market value of Ashford Inc. investment	$35,292

Cash and cash equivalents	$306,577
Restricted cash	$165,127
Accounts receivable, net	$59,720
Prepaid expenses	$24,644
Investment in securities	$50,382
Due from affiliates, net	$(11,773)
Due from third-party hotel managers, net	$15,925
Market value of Ashford Inc. investment	$35,292
Total current assets	$645,894

Accounts payable, net & accrued expenses	$152,606
Dividends payable	$25,786
Total current liabilities	$178,392

Net working capital**	$467,502

* Total units outstanding = 21.2 million; impacted by current conversion factor.

** Includes the Company’s pro rata share of net working capital in joint ventures.

Ashford Hospitality Trust, Inc. and Subsidiaries

Anticipated Capital Expenditures Calendar (a)

		2017
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Columbus Tipton Lakes	90	x
Hampton Inn Pittsburgh Meadow Lands	103	x
Residence Inn Lake Buena Vista	210	x
Courtyard Basking Ridge	235	x	x
Hampton Inn Parsippany	152	x	x
Homewood Suites Pittsburgh Southpointe	148	x	x
Hyatt Regency Savannah	351	x	x
Le Pavillon Hotel	226	x	x
Marriott Suites Market Center	265	x	x
Residence Inn Stillwater	101	x	x
Marriott DFW Airport	491			x
Courtyard Crystal City Reagan Airport	272				x
Courtyard Denver Airport	202				x
Courtyard Gaithersburg	210				x
Embassy Suites Philadelphia Airport	263				x
Embassy Suites Santa Clara Silicon Valley	257				x
Le Meridien Chambers Minneapolis	60				x
Residence Inn Jacksonville	120				x
Ritz-Carlton Atlanta	444				x
Sheraton Anchorage	370				x
SpringHill Suites Centreville	136				x
Hilton Boston Back Bay	390	x			x
Embassy Suites Orlando Airport	174			x	x
Hilton Garden Inn Jacksonville	119			x	x
Residence Inn Tampa Downtown	109			x	x
Sheraton City Center - Indianapolis	378			x	x
SpringHill Suites Kennesaw	90			x	x
Marriott RTP	225		x	x	x
Marriott Crystal Gateway	701	x	x	x	x
Marriott Omaha	300	x	x	x	x
Embassy Suites Walnut Creek	249		x	x	x
Hilton Tampa Westshore	238			x	x
Renaissance Nashville	673			x	x
Renaissance Palm Springs	410			x	x
Residence Inn Orlando Sea World	350			x	x
Marriott San Antonio Plaza	251			x
Hilton Garden Inn Wisconsin Dells	128	x	x
Hampton Inn Suites Columbus Easton	145		x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2017 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO HOTEL EBITDA

(in thousands)

(unaudited)

	2017	2016	2016	2016	March 31, 2017
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM

Net income (loss)	$48,795	$31,581	$55,743	$106,459	$242,578
(Income) loss from consolidated entities attributable to noncontrolling interests	2	(32)	(45)	(35)	(110)
Net income (loss) attributable to the Company	48,797	31,549	55,698	106,424	242,468
Non-property adjustments	83	5,650	3,591	(23,094)	(13,770)
Interest income	(32)	(23)	(11)	(12)	(78)
Interest expense	482	484	479	469	1,914
Amortization of loan costs	126	124	121	119	490
Depreciation and amortization	62,509	61,294	60,020	59,922	243,745
Income tax expense (benefit)	17	25	15	19	76
Non-Hotel EBITDA ownership expense	1,493	4,345	2,017	1,421	9,276
Income (loss) from consolidated entities attributable to noncontrolling interests	(2)	32	45	35	110
Hotel EBITDA including amounts attributable to noncontrolling interest	113,473	103,480	121,975	145,303	484,231

Non-comparable adjustments	91	(887)	(2,423)	(5,503)	(8,722)
Comparable Hotel EBITDA	$113,564	$102,593	$119,552	$139,800	$475,509

NOTES:

(1)   The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotel properties sold during the period.

(2)   The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$47,242	$1,553	$48,795	$409	$(77,448)	$(28,244)
(Income) loss from consolidated entities attributable to noncontrolling interests	2	—	2	—	29	31
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	5,924	5,924
Net income (loss) attributable to the Company	47,244	1,553	48,797	409	(71,495)	(22,289)
Non-property adjustments	83	—	83	—	(83)	—
Interest income	(32)	—	(32)	—	(176)	(208)
Interest expense	482	—	482	—	49,477	49,959
Amortization of loan costs	126	—	126	—	5,220	5,346
Depreciation and amortization	52,028	10,481	62,509	113	2,076	64,698
Income tax expense (benefit)	17	—	17	—	(863)	(846)
Non-Hotel EBITDA ownership expense	1,462	31	1,493	5	(1,498)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	(2)	—	(2)	—	2	—
Hotel EBITDA including amounts attributable to noncontrolling interest	101,408	12,065	113,473	527	(17,340)	96,660
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	(29)	(94)
(Income) loss from consolidated entities attributable to noncontrolling interests	2	—	2	—	(2)	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(5,924)	(5,924)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	815	815
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company’s portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)

Hotel EBITDA attributable to the Company and OP unitholders	$101,345	$12,065	$113,410	$527	$(22,988)	$90,949

Non-comparable adjustments	91	—	91
Comparable Hotel EBITDA	$101,499	$12,065	$113,564

NOTES:

(1)              The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$28,452	$3,129	$31,581	$162	$(88,383)	$(56,640)
(Income) loss from consolidated entities attributable to noncontrolling interests	(32)	—	(32)	—	30	(2)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	9,738	9,738
Net income (loss) attributable to the Company	28,420	3,129	31,549	162	(78,615)	(46,904)
Non-property adjustments	5,745	(95)	5,650	—	(5,650)	—
Interest income	(23)	—	(23)	—	(79)	(102)
Interest expense	484	—	484	—	49,219	49,703
Amortization of loan costs	124	—	124	—	5,973	6,097
Depreciation and amortization	51,396	9,898	61,294	109	49	61,452
Income tax expense (benefit)	(49)	74	25	—	291	316
Non-Hotel EBITDA ownership expense	4,021	324	4,345	(7)	(4,338)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	32	—	32	—	(32)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	90,150	13,330	103,480	264	(33,182)	70,562
Less: EBITDA adjustments attributable to non-controlling interest	(47)	—	(47)	—	(43)	(90)
(Income) loss from consolidated entities attributable to noncontrolling interests	(32)	—	(32)	—	32	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(9,738)	(9,738)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(107)	(107)
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	387	387
Company’s portion of EBITDA of OpenKey	—	—	—	—	(109)	(109)

Hotel EBITDA attributable to the Company and OP unitholders	$90,071	$13,330	$103,401	$264	$(42,760)	$60,905

Non-comparable adjustments	(887)	—	(887)
Comparable Hotel EBITDA	$89,263	$13,330	$102,593

NOTES:

(1)              The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$49,197	$6,546	$55,743	$241	$(81,122)	$(25,138)
(Income) loss from consolidated entities attributable to noncontrolling interests	(45)	—	(45)	—	29	(16)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,151	4,151
Net income (loss) attributable to the Company	49,152	6,546	55,698	241	(76,942)	(21,003)
Non-property adjustments	3,591	—	3,591	—	(3,591)	—
Interest income	(11)	—	(11)	—	(81)	(92)
Interest expense	479	—	479	—	49,634	50,113
Amortization of loan costs	121	—	121	—	5,528	5,649
Depreciation and amortization	51,073	8,947	60,020	101	49	60,170
Income tax expense (benefit)	15	—	15	—	(31)	(16)
Non-Hotel EBITDA ownership expense	1,876	141	2,017	51	(2,068)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	45	—	45	—	(45)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	106,341	15,634	121,975	393	(27,547)	94,821
Less: EBITDA adjustments attributable to non-controlling interest	(69)	—	(69)	—	(23)	(92)
(Income) loss from consolidated entities attributable to noncontrolling interests	(45)	—	(45)	—	45	—
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(4,151)	(4,151)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	85	85
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	165	165
Company’s portion of EBITDA of OpenKey	—	—	—	—	—	—

Hotel EBITDA attributable to the Company and OP unitholders	$106,227	$15,634	$121,861	$393	$(31,426)	$90,828

Non-comparable adjustments	(2,423)		(2,423)
Comparable Hotel EBITDA	$103,918	$15,634	$119,552

NOTES:

(1)   The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$93,798	$12,661	$106,459	$383	$(71,707)	$35,135
(Income) loss from consolidated entities attributable to noncontrolling interests	(35)	—	(35)	—	29	(6)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,376)	(4,376)
Net income (loss) attributable to the Company	93,763	12,661	106,424	383	(76,054)	30,753
Non-property adjustments	(23,094)	—	(23,094)	—	23,094	—
Interest income	(12)	—	(12)	—	(62)	(74)
Interest expense	469	—	469	—	49,820	50,289
Amortization of loan costs	119	—	119	—	6,054	6,173
Depreciation and amortization	51,540	8,382	59,922	109	48	60,079
Income tax expense (benefit)	19	—	19	—	584	603
Non-Hotel EBITDA ownership expense	1,465	(44)	1,421	2	(1,423)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	35	—	35	—	(35)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	124,304	20,999	145,303	494	2,026	147,823
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	(28)	(93)
(Income) loss from consolidated entities attributable to noncontrolling interests	(35)	—	(35)	—	39	4
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	4,376	4,376
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	355	355
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	(487)	(487)
Company’s portion of EBITDA of OpenKey	—	—	—	—	—	—

Hotel EBITDA attributable to the Company and OP unitholders	$124,204	$20,999	$145,203	$494	$6,281	$151,978

Non-comparable adjustments	(5,503)	—	(5,503)
Comparable Hotel EBITDA	$118,801	$20,999	$139,800

NOTES:

(1)   The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust Inc.

Net income (loss)	$47,745	$5,272	$53,017	$447	$(65,603)	$(12,139)
(Income) loss from consolidated entities attributable to noncontrolling interests	9	—	9	—	29	38
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	2,112	2,112
Net income (loss) attributable to the Company	47,754	5,272	53,026	447	(63,462)	(9,989)
Non-property adjustments	—	114	114	—	(114)	—
Interest income	(10)	(1)	(11)	—	(52)	(63)
Interest expense	467	—	467	—	49,298	49,765
Amortization of loan costs	118	—	118	—	6,060	6,178
Depreciation and amortization	53,733	8,245	61,978	135	49	62,162
Income tax expense (benefit)	26	—	26	—	603	629
Non-Hotel EBITDA ownership expense	1,513	(126)	1,387	(1)	(1,386)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	(9)	—	(9)	—	9	—
Hotel EBITDA including amounts attributable to noncontrolling interest	103,592	13,504	117,096	581	(8,995)	108,682
Less: EBITDA adjustments attributable to non-controlling interest	(65)	—	(65)	—	(30)	(95)
(Income) loss from consolidated entities attributable to noncontrolling interests	9	—	9	—	(5)	4
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	—	—	—	—	(2,112)	(2,112)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	519	519
Company’s portion of EBITDA of Ashford Inc.	—	—	—	—	115	115
Company’s portion of EBITDA of OpenKey	—	—	—	—	—	—

Hotel EBITDA attributable to the Company and OP unitholders	$103,536	$13,504	$117,040	$581	$(10,508)	$107,113

Non-comparable adjustments	(8,066)	—	(8,066)
Comparable Hotel EBITDA	$95,526	$13,504	$109,030

NOTES:

(1)   The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each of the periods presented.  Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income (loss)	$4,354	$(1,030)	$3,897	$1,638	$5,639	$2,613	$(392)	$4,479	$1,313	$2,150	$(460)	$487	$5,758	$3,756	$4,619	$9,974	$48,795
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2	2
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	4,354	(1,030)	3,897	1,638	5,639	2,613	(392)	4,479	1,313	2,150	(460)	487	5,758	3,756	4,619	9,976	48,797
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	83	83
Interest income	—	—	(1)	—	(1)	—	(17)	—	(2)	(2)	—	—	(4)	—	(3)	(2)	(32)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	482	482
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	126	126
Depreciation and amortization	3,824	3,340	3,048	1,809	4,239	1,750	2,679	2,207	4,437	1,409	1,384	1,028	2,251	1,343	6,125	21,636	62,509
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	17	17
Non-Hotel EBITDA ownership expense	62	36	64	(19)	11	413	27	10	13	2	50	5	38	2	(180)	959	1,493
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)
EBITDA including amounts attributable to noncontrolling interest	8,240	2,346	7,008	3,428	9,888	4,776	2,297	6,696	5,761	3,559	974	1,520	8,043	5,101	10,561	33,275	113,473

Non-comparable adjustments	—	—	—	—	(14)	—	—	—	1	—	—	—	—	—	(1)	105	91

Comparable Hotel EBITDA	$8,240	$2,346	$7,008	$3,428	$9,874	$4,776	$2,297	$6,696	$5,762	$3,559	$974	$1,520	$8,043	$5,101	$10,560	$33,380	$113,564

NOTES:

(1)   The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)   The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN- WI Area	Nashville, TN Area	New York / New Jersey Metro Area	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington DC - MD - VA Area	Other Areas	Total Portfolio

Net income (loss)	$4,182	$(862)	$4,414	$1,550	$6,484	$3,881	$(72)	$3,251	$773	$5,471	$(226)	$588	$5,462	$3,139	$3,730	$11,252	$53,017
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9	9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	4,182	(862)	4,414	1,550	6,484	3,881	(72)	3,251	773	5,471	(226)	588	5,462	3,139	3,730	11,261	53,026
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	114	114
Interest income	—	—	—	—	—	—	—	—	(2)	(2)	—	—	(1)	—	(4)	(2)	(11)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	467	467
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	118	118
Depreciation and amortization	3,848	3,112	3,022	1,736	4,885	1,329	2,425	2,243	4,699	2,303	1,326	1,049	2,455	1,365	5,160	21,021	61,978
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26	26
Non-Hotel EBITDA ownership expense	121	141	9	2	(13)	50	15	(6)	81	81	3	22	143	51	(240)	927	1,387
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9)	(9)
EBITDA including amounts attributable to noncontrolling interest	8,151	2,391	7,445	3,288	11,356	5,260	2,368	5,488	5,551	7,853	1,103	1,659	8,059	4,555	8,646	33,923	117,096

Non-comparable adjustments	(513)	—	—	—	(1,793)	—	—	—	(318)	(4,323)	—	—	—	—	(15)	(1,104)	(8,066)

Comparable Hotel EBITDA	$7,638	$2,391	$7,445	$3,288	$9,563	$5,260	$2,368	$5,488	$5,233	$3,530	$1,103	$1,659	$8,059	$4,555	$8,631	$32,819	$109,030

NOTES:

(1)             The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)             The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Twelve Months Ended March 31,2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 23 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel

Net income (loss)	$25,251	$10,197	$(871)	$41,818	$796	$(1,028)	$862	$724	$1,837	$2,227	$13,439	$(1,851)	$21,844	$8,909	$19,479	$602
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	25,251	10,197	(871)	41,818	796	(1,028)	862	724	1,837	2,227	13,439	(1,851)	21,844	8,909	19,479	602
Non-property adjustments	(225)	—	—	9,127	—	—	—	—	—	—	4,135	5,262	(135)	—	—	—
Interest income	(26)	(11)	—	—	—	—	—	—	—	—	—	—	(7)	—	—	—
Interest expense	2	—	1,863	—	—	—	—	49	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	490	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	20,881	12,614	1,868	64,158	2,389	2,978	1,417	10,834	1,871	2,948	18,536	4,531	25,991	5,406	11,202	797
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	385	297	16	2,381	84	456	37	341	18	55	1,899	159	2,671	307	56	121
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	46,268	23,097	3,366	117,484	3,269	2,406	2,316	11,948	3,726	5,230	38,009	8,101	50,364	14,622	30,737	1,520

Non-comparable adjustments	—	—	—	(2,028)	—	—	—	—	—	—	(1,829)	(912)	—	—	—	—

Comparable Hotel EBITDA	$46,268	$23,097	$3,366	$115,456	$3,269	$2,406	$2,316	$11,948	$3,726	$5,230	$36,180	$7,189	$50,364	$14,622	$30,737	$1,520

	JP Morgan - 18 hotels	Omni American Bank -1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$35,659	$585	$7,970	$3,598	$776	$531	$274	$4,570	$1,782	$2,303	$4,589	$2,076	$8,378	$2,124	$24,025	$(897)	$242,578
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	(76)	(34)	—	—	—	—	—	—	—	—	—	(110)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	35,659	585	7,970	3,598	776	455	240	4,570	1,782	2,303	4,589	2,076	8,378	2,124	24,025	(897)	242,468
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(7,506)	(1,590)	(22,838)	—	(13,770)
Interest income	(13)	—	—	(14)	—	—	—	—	—	—	(4)	—	—	—	—	(3)	(78)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,914
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	490
Depreciation and amortization	27,329	460	8,019	3,322	881	900	679	3,229	444	1,328	3,941	846	321	348	380	2,897	243,745
Income tax expense (benefit)	104	—	—	—	—	(36)	8	—	—	—	—	—	—	—	—	—	76
Non-Hotel EBITDA ownership expense	360	10	(1,145)	11	111	9	9	68	36	45	27	17	2	20	289	124	9,276
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	76	34	—	—	—	—	—	—	—	—	—	110
Hotel EBITDA including amounts attributable to noncontrolling interest	63,439	1,055	14,844	6,917	1,768	1,404	970	7,867	2,262	3,676	8,553	2,939	1,195	902	1,856	2,121	484,231

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,195)	(902)	(1,856)	—	(8,722)

Comparable Hotel EBITDA	$63,439	$1,055	$14,844	$6,917	$1,768	$1,404	$970	$7,867	$2,262	$3,676	$8,553	$2,939	$—	$—	$—	$2,121	$475,509

NOTES:

(1)          The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)          The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended March 31, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 23 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel

Net income (loss)	$6,449	$87	$(146)	$10,724	$49	$(165)	$304	$(749)	$82	$532	$4,645	$805	$7,667	$76	$4,614	$(96)
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,449	87	(146)	10,724	49	(165)	304	(749)	82	532	4,645	805	7,667	76	4,614	(96)
Non-property adjustments	—	—	—	43	—	—	—	—	—	—	40	—	—	—	—	—
Interest income	(10)	(11)	—	—	—	—	—	—	—	—	—	—	(2)	—	—	—
Interest expense	1	—	478	—	—	—	—	3	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	126	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,387	3,354	473	16,294	624	923	364	2,872	473	750	4,508	1,044	6,827	1,288	2,688	215
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	37	69	3	154	20	167	10	37	2	14	711	29	265	22	21	15
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,864	3,499	934	27,215	693	925	678	2,163	557	1,296	9,904	1,878	14,757	1,386	7,323	134

Non-comparable adjustments	—	—	—	182	—	—	—	—	—	—	(76)	—	—	—	—	—

Comparable Hotel EBITDA	$11,864	$3,499	$934	$27,397	$693	$925	$678	$2,163	$557	$1,296	$9,828	$1,878	$14,757	$1,386	$7,323	$134

	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$8,554	$135	$1,319	$(51)	$282	$24	$(21)	$1,496	$357	$421	$1,649	$484	$14	$1	$4	$(751)	$48,795
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	(3)	5	—	—	—	—	—	—	—	—	—	2
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	8,554	135	1,319	(51)	282	21	(16)	1,496	357	421	1,649	484	14	1	4	(751)	48,797
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	83
Interest income	(3)	—	—	(3)	—	—	—	—	—	—	(1)	—	—	—	—	(2)	(32)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	482
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	126
Depreciation and amortization	6,822	123	2,458	837	207	231	168	1,057	114	342	1,060	159	—	—	—	847	62,509
Income tax expense (benefit)	—	—	—	—	—	—	17	—	—	—	—	—	—	—	—	—	17
Non-Hotel EBITDA ownership expense	123	1	(235)	1	4	2	2	2	5	7	7	4	1	1	(6)	(2)	1,493
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	3	(5)	—	—	—	—	—	—	—	—	—	(2)
Hotel EBITDA including amounts attributable to noncontrolling interest	15,496	259	3,542	784	493	257	166	2,555	476	770	2,715	647	15	2	(2)	92	113,473

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(15)	(2)	2	—	91

Comparable Hotel EBITDA	$15,496	$259	$3,542	$784	$493	$257	$166	$2,555	$476	$770	$2,715	$647	$—	$—	$—	$92	$113,564

NOTES:

(1)       The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)       The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31, 2016
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 23 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel

Net income (loss)	$5,264	$1,068	$(359)	$50	$(233)	$(157)	$167	$(363)	$357	$440	$(2,552)	$204	$2,375	$2,116	$3,741	$56
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	5,264	1,068	(359)	50	(233)	(157)	167	(363)	357	440	(2,552)	204	2,375	2,116	3,741	56
Non-property adjustments	(225)	—	—	9,084	—	—	—	—	—	—	4,095	223	(135)	—	—	—
Interest income	(6)	—	—	—	—	—	—	—	—	—	—	—	(2)	—	—	—
Interest expense	—	—	469	—	—	—	—	15	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	124	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,219	3,196	467	16,448	604	760	358	2,733	470	749	4,763	1,000	6,606	1,168	2,903	205
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	248	92	3	587	29	113	17	132	2	(19)	1,114	135	1,667	148	(27)	(2)
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,500	4,356	704	26,169	400	716	542	2,517	829	1,170	7,420	1,562	10,511	3,432	6,617	259

Non-comparable adjustments	—	—	—	(605)	—	—	—	—	—	—	(311)	—	—	—	—	—

Comparable Hotel EBITDA	$10,500	$4,356	$704	$25,564	$400	$716	$542	$2,517	$829	$1,170	$7,109	$1,562	$10,511	$3,432	$6,617	$259

	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$7,177	$206	$1,127	$825	$176	$158	$70	$741	$272	$455	$844	$487	$7,490	$(34)	$(83)	$(504)	$31,581
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	(23)	(9)	—	—	—	—	—	—	—	—	—	(32)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	7,177	206	1,127	825	176	135	61	741	272	455	844	487	7,490	(34)	(83)	(504)	31,549
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(7,506)	32	82	—	5,650
Interest income	(3)	—	—	(11)	—	—	—	—	—	—	(1)	—	—	—	—	—	(23)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	484
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	124
Depreciation and amortization	6,740	115	2,111	835	214	225	169	834	109	347	987	192	—	—	—	767	61,294
Income tax expense (benefit)	104	—	—	—	—	(36)	(43)	—	—	—	—	—	—	—	—	—	25
Non-Hotel EBITDA ownership expense	160	1	(247)	4	37	(23)	3	17	6	7	7	3	—	1	(11)	141	4,345
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	23	9	—	—	—	—	—	—	—	—	—	32
Hotel EBITDA including amounts attributable to noncontrolling interest	14,178	322	2,991	1,653	427	324	199	1,592	387	809	1,837	682	(16)	(1)	(12)	404	103,480

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	16	1	12	—	(887)

Comparable Hotel EBITDA	$14,178	$322	$2,991	$1,653	$427	$324	$199	$1,592	$387	$809	$1,837	$682	$—	$—	$—	$404	$102,593

NOTES:

(1)   The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)   The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30, 2016
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 23 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel

Net income (loss)	$6,679	$4,976	$(265)	$10,833	$552	$(723)	$247	$716	$761	$675	$4,575	$(4,070)	$4,542	$3,356	$4,015	$497
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,679	4,976	(265)	10,833	552	(723)	247	716	761	675	4,575	(4,070)	4,542	3,356	4,015	497
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	5,039	—	—	—	—
Interest income	(4)	—	—	—	—	—	—	—	—	—	—	—	(2)	—	—	—
Interest expense	—	—	463	—	—	—	—	16	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	121	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,166	3,050	466	15,831	583	682	348	2,664	468	725	4,684	1,217	6,379	1,441	2,843	199
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	41	94	5	1,396	19	2	3	89	12	34	20	18	266	114	54	30
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,882	8,120	790	28,060	1,154	(39)	598	3,485	1,241	1,434	9,279	2,204	11,185	4,911	6,912	726

Non-comparable adjustments	—	—	—	(826)	—	—	—	—	—	—	(705)	(442)	—	—	—	—

Comparable Hotel EBITDA	$11,882	$8,120	$790	$27,234	$1,154	$(39)	$598	$3,485	$1,241	$1,434	$8,574	$1,762	$11,185	$4,911	$6,912	$726

	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$9,425	$69	$1,612	$1,641	$82	$191	$129	$798	$586	$681	$875	$462	$192	$1,843	$(120)	$(89)	$55,743
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	(28)	(17)	—	—	—	—	—	—	—	—	—	(45)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	9,425	69	1,612	1,641	82	163	112	798	586	681	875	462	192	1,843	(120)	(89)	55,698
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,622)	174	—	3,591
Interest income	(4)	—	—	—	—	—	—	—	—	—	(1)	—	—	—	—	—	(11)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	479
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	121
Depreciation and amortization	6,789	113	1,832	831	228	223	171	684	109	332	953	238	—	61	—	710	60,020
Income tax expense (benefit)	—	—	—	—	—	—	15	—	—	—	—	—	—	—	—	—	15
Non-Hotel EBITDA ownership expense	96	9	(332)	3	54	28	2	10	6	15	6	5	(17)	5	(66)	(4)	2,017
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	28	17	—	—	—	—	—	—	—	—	—	45
Hotel EBITDA including amounts attributable to noncontrolling interest	16,306	191	3,112	2,475	364	442	317	1,492	701	1,028	1,833	705	175	287	(12)	617	121,975

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(175)	(287)	12	—	(2,423)

Comparable Hotel EBITDA	$16,306	$191	$3,112	$2,475	$364	$442	$317	$1,492	$701	$1,028	$1,833	$705	$—	$—	$—	$617	$119,552

NOTES:

(1)              The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)              The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA

(in thousands)

(unaudited)

	Three Months Ended June 30, 2016
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 23 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	US Bank Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Morgan Stanley Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel

Net income (loss)	$6,859	$4,066	$(101)	$20,211	$428	$17	$144	$1,120	$637	$580	$6,771	$1,210	$7,260	$3,361	$7,109	$145
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,859	4,066	(101)	20,211	428	17	144	1,120	637	580	6,771	1,210	7,260	3,361	7,109	145
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(6)	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	—
Interest expense	1	—	453	—	—	—	—	15	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	119	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,109	3,014	462	15,585	578	613	347	2,565	460	724	4,581	1,270	6,179	1,509	2,768	178
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Hotel EBITDA ownership expense	59	42	5	244	16	174	7	83	2	26	54	(23)	473	23	8	78
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,022	7,122	938	36,040	1,022	804	498	3,783	1,099	1,330	11,406	2,457	13,911	4,893	9,885	401

Non-comparable adjustments	—	—	—	(779)	—	—	—	—	—	—	(737)	(470)	—	—	—	—

Comparable Hotel EBITDA	$12,022	$7,122	$938	$35,261	$1,022	$804	$498	$3,783	$1,099	$1,330	$10,669	$1,987	$13,911	$4,893	$9,885	$401

	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered hotels	Total Portfolio

Net income (loss)	$10,503	$175	$3,912	$1,183	$236	$158	$96	$1,535	$567	$746	$1,221	$643	$682	$314	$24,224	$447	$106,459
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	(22)	(13)	—	—	—	—	—	—	—	—	—	(35)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	10,503	175	3,912	1,183	236	136	83	1,535	567	746	1,221	643	682	314	24,224	447	106,424
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23,094)	—	(23,094)
Interest income	(3)	—	—	—	—	—	—	—	—	—	(1)	—	—	—	—	(1)	(12)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	469
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	119
Depreciation and amortization	6,978	109	1,618	819	232	221	171	654	112	307	941	257	321	287	380	573	59,922
Income tax expense (benefit)	—	—	—	—	—	—	19	—	—	—	—	—	—	—	—	—	19
Non-Hotel EBITDA ownership expense	(19)	(1)	(331)	3	16	2	2	39	19	16	7	5	18	13	372	(11)	1,421
Income (loss) from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	22	13	—	—	—	—	—	—	—	—	—	35
Hotel EBITDA including amounts attributable to noncontrolling interest	17,459	283	5,199	2,005	484	381	288	2,228	698	1,069	2,168	905	1,021	614	1,882	1,008	145,303

Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,021)	(614)	(1,882)	—	(5,503)

Comparable Hotel EBITDA	$17,459	$283	$5,199	$2,005	$484	$381	$288	$2,228	$698	$1,069	$2,168	$905	$—	$—	$—	$1,008	$139,800

NOTES:

(1)   The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2017, were owned as of the beginning of each periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)   The above information does not reflect the operations of Orlando WorldQuest Resort.